EXHIBIT 10.1

AMENDMENT TO FORBEARANCE AGREEMENT AND CREDIT AGREEMENT

AMENDMENT TO FORBEARANCE AGREEMENT AND CREDIT AGREEMENT (as amended or otherwise modified from time to time in accordance with the terms here, the "Agreement") dated as of February 26, 2010, among Clark Holdings Inc. (f/k/a Global Logistics Acquisition Corporation), a Delaware corporation ("Holdings"), The Clark Group, Inc., a Delaware corporation ("Clark Holdings"), Clark Distribution Systems, Inc., a Delaware corporation ("CDS"), Clark Worldwide Transportation, Inc., a Pennsylvania corporation ("CWT"), Highway Distribution Systems, Inc., a Delaware corporation ("HDS"), and Evergreen Express Lines, Inc., a Pennsylvania corporation (together with Holdings, Clark Holdings, CDS, CWT and HDS, the "Borrowers") and Bank of America, N.A., (successor-in-interest to LaSalle Bank National Association), individually as a Lender and as Administrative Agent ("Agent") for the Lenders (as such terms are each defined in the Credit Agreement defined below).

R E C I T A L S:

WHEREAS, Agent and Borrowers have entered into certain financing arrangements pursuant to the Credit Agreement dated as of February 12, 2008 among Agent, Borrowers and the Lenders from time to time party thereto (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement"; all capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

WHEREAS, Agent, Lenders and Borrowers have further entered into that certain Amendment and Forbearance Agreement dated as of September 15, 2009 (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Forbearance Agreement"); and

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend each of the Credit Agreement and Forbearance Agreement, as provided herein;

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

SECTION 1.	ACKNOWLEDGMENTS

1.1.           Acknowledgment of Obligations.  Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on February 24, 2010, (a) Borrowers are indebted to Lenders in respect of the Revolving Loan in the principal amount of $0, (b) Borrowers are indebted to Lenders in respect of the Term Loan in the aggregate principal amount of $2,894,748.44, and (c) Borrowers are indebted to Lenders in respect of Letters of Credit in the face amount of $718,031.00. Each Borrower hereby acknowledges, confirms and agrees that all such Loans and other Obligations, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by any Borrower to Lenders, are unconditionally owing by Borrowers to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

1.2.           Acknowledgment of Security Interests.  Each Borrower hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Agent, for the benefit of Agent and Lenders, pursuant to the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents or otherwise granted to or held by Agent, for the benefit of Agent and Lenders, subject only to Permitted Liens.

1.3.           Binding Effect of Documents.  Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Credit Agreement and the other Loan Documents to which it is a party has been duly executed and delivered to Agent by such Borrower, and each is and shall remain in full force and effect as of the date hereof except as modified pursuant hereto, (b) the agreements and obligations of such Borrower contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such Obligations, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for under the Credit Agreement and the Loan Documents and applicable law.

1.4.           Acknowledgment of Default.  Each Borrower hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Agent and Lenders to exercise their rights and remedies under the Credit Agreement and the other Loan Documents, applicable law or otherwise.  Each Borrower represents and warrants that as of the date hereof, no Events of Default exist other than the Existing Defaults.  Each Borrower hereby acknowledges and agrees that Agent and Lenders have the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the other Loan Documents.  Each Borrower acknowledges that Lenders are no longer obligated to make any disbursements of the Revolving Loan, or to issue Letters of Credit.

SECTION 2.	AMENDMENTS

2.1.           The defined term "Forbearance Period" set forth in Section 1.2 of the Forbearance Agreement is hereby amended and restated as follows:

"Forbearance Period" means the period commencing on the date hereof and ending on the date which is the earliest of (i) March 9, 2010; (ii) the occurrence or existence of any Event of Default, other than the Existing Defaults and the Anticipated Defaults; or (iii) the occurrence of any Termination Event.

2.2.           The defined term "Term Loan Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

"Term Loan Maturity Date" means the earlier of (a) March 9, 2010 or (b) the Termination Date.

2.3.           The defined term "Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

"Termination Date" means the earlier of (a) March 9, 2010 or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.

SECTION 3.	REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents, warrants and covenants as follows:

3.1.           Representations in the Credit Agreement and the other Loan Documents.  Each of the representations and warranties made by or on behalf of each Borrower to Agent or any Lender in the Credit Agreement, the Forbearance Agreement or any of the other Loan Documents was true and correct when made, and is, except for the Existing Defaults, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by each Borrower on the date hereof and in this Agreement.

3.2.           Binding Effect of Documents.  This Agreement has been duly authorized, executed and delivered to Agent and Lenders by each Borrower, is enforceable in accordance with its terms and is in full force and effect.

3.3.           No Conflict.  The execution, delivery and performance of this Agreement by each Borrower will not violate any requirement of law or contractual obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues.

SECTION 4.	MISCELLANEOUS

4.1.           Inspection Rights.  Borrowers hereby acknowledge and agree that, pursuant to Section 10.2 of the Credit Agreement, so long as any Event of Default (including, without limitation, the Existing Defaults) or Unmatured Event of Default exists, all inspections or audits of the Collateral shall be at the Borrowers' expense.

4.2.           Continuing Effect.  Except as modified pursuant hereto, no other changes or modifications to the Credit Agreement, the Forbearance Agreement and the other Loan Documents are intended or implied by this Agreement and in all other respects the Credit Agreement, the Forbearance Agreement and the other Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Agreement, the Credit Agreement, the Forbearance Agreement and the Loan Documents, the terms of this Agreement shall govern and control.  The Credit Agreement and this Agreement shall be read and construed as one agreement.  The Forbearance Agreement and this Agreement shall be read and construed as one agreement.

4.3.           Costs and Expenses.  Each Borrower absolutely and unconditionally agrees to pay to Agent, on demand by Agent at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated:  all fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution or delivery of this Agreement and any agreements contemplated hereby and expenses which shall at any time be incurred or sustained by Agent, any Lender, any participant of any Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements contemplated hereby.

4.4.           Further Assurances.  At Borrowers' expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

4.5.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.6.           Survival of Representations, Warranties and Covenants.  All representations, warranties, covenants and releases of each Borrower made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the Forbearance Period, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

4.7.           Release.

(a)           In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each Borrower and all such other Persons being hereinafter referred to collectively as the "Releasing Parties" and individually as a "Releasing Party"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Credit Agreement, the Forbearance Agreement, any of the other Loan Documents or any of the transactions hereunder or thereunder.

(b)           Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)           Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

4.8.           Covenant Not to Sue.  Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to Section 4.7 above.  If any Releasing Party violates the foregoing covenant, each Borrower, for itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

4.9.           Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

4.10.           Governing Law: Consent to Jurisdiction and Venue.  THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  THE BORROWERS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS.  THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM

4.11.           Mutual Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

4.12.           Counterparts.  This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[signatures on following page]

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

CLARK HOLDINGS INC. (f/k/a Global Logistics Acquisition Corporation), as a Borrower By: /s/ Stephen M. Spritzer Title: Chief Financial Officer

THE CLARK GROUP, INC., as a Borrower By: /s/ Stephen M. Spritzer Title: Chief Financial Officer

CLARK DISTRIBUTION SYSTEMS, INC., as a Borrower By: /s/ Stephen M. Spritzer Title: Chief Financial Officer

CLARK WORLDWIDE TRANSPORTATION, INC., as a Borrower By: /s/ Stephen M. Spritzer Title: Chief Financial Officer

HIGHWAY DISTRIBUTION SYSTEMS, INC., as a Borrower By: /s/ Stephen M. Spritzer Title: Chief Financial Officer

Amendment to Forbearance Agreement and Credit Agreement Signature Page

EVERGREEN EXPRESS LINES, INC., as a Borrower By: /s/ Stephen M. Spritzer Title: Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender By: /s/ Barbara Rajchel Title: AVP

Amendment to Forbearance Agreement and Credit Agreement Signature Page